1 NASDAQ: QCOR NASDAQ: QCOR November 2011 November 2011 1 Exhibit 99.1

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “believes,” “continue,”
“could,” “estimates,” “expects,” “growth,” “may,” “plans,” “potential,” “should,” “substantial,” “trends” or “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on
Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations;  The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for
Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to generate revenue from sale of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar including
SLE; Research and development risks, including risks associated with Questcor's work in the area of nephrotic syndrome and potential work in the area of SLE, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to operate within an industry that is highly regulated at both the Federal and state level;
Our ability to effectively manage our growth, including the expansion of our NS selling effort, and our reliance on key personnel;
The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; Our ability to maintain effective controls over financial reporting; The risk of product liability lawsuits; Unforeseen business interruptions; Volatility in
Questcor's monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2010, and other documents filed with the
Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

Questcor
A biopharmaceutical company
whose product, Acthar, helps patients with
serious, difficult-to-treat medical conditions
A biopharmaceutical company
whose product, Acthar, helps patients with
serious, difficult-to-treat medical conditions

Questcor Overview
Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $180M* in cash, debt-free
• Profitable, cash flow positive, $180M* in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets:
Key Markets:
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Combined market opportunity exceeds $1.5 billion
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Combined market opportunity exceeds $1.5 billion
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Develop on-label Lupus markets for Acthar
• Grow Acthar sales in each key market
• Develop on-label Lupus markets for Acthar
Financials:
Financials:
* As of 10/21/11

5 History of Acthar 1952 First Approved 1950 1950 1978 MS Flare Indication Added 2000 2000 2001 Questcor Acquires Acthar 2010 Label Modernized 19 Indications 2007 Questcor Changes Strategy 2010 2010

6
Significant Barriers to Entry
Formulation
Formulation
Biologic
Undisclosed
composition
Manufacturing
Manufacturing
Process
complex,
unique and
proprietary
Composition
tied to process
Regulatory
Regulatory
Generic
pathway unlikely
Biosimilar
pathway unlikely
Trials
likely needed
Business
Business
New patents
unlikely
Limited exclusivity
Multisource
revenue
7 year IS
exclusivity

QCOR Strategy – Sell More Acthar
Multiple Sclerosis (MS)
Multiple Sclerosis (MS)
Nephrotic Syndrome (NS)
Nephrotic Syndrome (NS)
Infantile Spasms (IS)
Infantile Spasms (IS)
Systemic Lupus Erythematosus
Systemic Lupus Erythematosus

Acthar and MS
•
Neurodegenerative
disorder
•
Acute treatment for
relapses
•
Treatment for 1-2
weeks*
•
$40K-$50K/Rx
Inadequate
Inadequate
Response to
Response to
Steroids
Steroids
Poor
Poor
Venous
Venous
Access
Access
Problematic
Problematic
Steroid Side
Steroid Side
Effects
Effects
Acthar
Acthar
when
when
“Steroids are
“Steroids are
not suitable”
not suitable”
*Based on prescriptions written

9
MS Scripts-Record of Consistent Growth
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results. Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
77
15
30 38
Yellow numbers in the  bars show the number of MS sales
people making calls at the end of the quarter.

Monthly MS Scripts Have 160% CAGR
15-30 reps
30-38 reps
38-77 reps
Notes: Historical trend information is not necessarily indicative of future results. Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.

11
•
Doubled sales force:  38 to 77 sales reps Nov 2010
•
Q3-2011 results
–
Q3-11 new, paid Rxs up 174% vs. Q3-10
–
MS about 65% of QCOR net sales*
• Estimated $150M annualized run-rate*
–
About 450 prescribers in Q3
–
September was a record month
•
October 2011
–
New, paid Rxs similar to Q3 monthly average
•
Doubled sales force:  38 to 77 sales reps Nov 2010
•
Q3-2011 results
–
Q3-11 new, paid Rxs up 174% vs. Q3-10
–
MS about 65% of QCOR net sales*
• Estimated $150M annualized run-rate*
–
About 450 prescribers in Q3
–
September was a record month
•
October 2011
–
New, paid Rxs similar to Q3 monthly average
MS Trends
*Based on Company estimates as of 9/30/11

12
•
Characterized by excessive spilling of protein from the
kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
•
Treatment for 4-6+ months*
–
Longer course of therapy creates future vial demand
•
$150K-250K/Rx
•
Characterized by excessive spilling of protein from the
kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
•
Treatment for 4-6+ months*
–
Longer course of therapy creates future vial demand
•
$150K-250K/Rx
Acthar and Nephrotic Syndrome (NS)
*Based on prescriptions written

NS Scripts – Off to a Good Start
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results. Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
5
Yellow numbers in the  bars show the number of NS sales people making calls at the end of the quarter. Q3’ 11 included expansion and training of new sales people.

14 NS Market Size

•
Initiated sales efforts in early March 2011
–
Q1 2011 new, paid NS Rxs: 18
–
Q2 2011 new, paid NS Rxs: 45
–
Q3 2011 new, paid NS Rxs: 60
•
Expanded NS selling effort: 5 to 28 NS during Q3
•
Planned sales calls to increase in Q4 by 7X over Q2
•
October 2011: record month for new, paid NS Rx
–
Holiday season might impact sales
•
Initiated sales efforts in early March 2011
–
Q1 2011 new, paid NS Rxs: 18
–
Q2 2011 new, paid NS Rxs: 45
–
Q3 2011 new, paid NS Rxs: 60
•
Expanded NS selling effort: 5 to 28 NS during Q3
•
Planned sales calls to increase in Q4 by 7X over Q2
•
October 2011: record month for new, paid NS Rx
–
Holiday season might impact sales
NS Trends

•
Treatment Resistant Idiopathic Membranous
Nephropathy
•
Dose response trial
–
Randomized, double blinded 3 arm study with 2 different dosage regimens of Acthar and placebo
–
n=84 (approximate), 35 centers (approximate)
–
Endpoint is reduction of proteinuria
•
Trial milestones
–
“First look” data available early 2013
–
Final reporting late 2013
•
Treatment Resistant Idiopathic Membranous
Nephropathy
•
Dose response trial
–
Randomized, double blinded 3 arm study with 2 different dosage regimens of Acthar and placebo
–
n=84 (approximate), 35 centers (approximate)
–
Endpoint is reduction of proteinuria
•
Trial milestones
–
“First look” data available early 2013
–
Final reporting late 2013
NS Phase IV Company Sponsored Study

•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” – a specific type of seizure
–
“hypsarrhythmia” – abnormal EEG pattern
•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” – a specific type of seizure
–
“hypsarrhythmia” – abnormal EEG pattern
Infantile Spasms

•
FDA approval 10/15/10
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87%
of patients achieved overall response (no spasms and
no hypsarrhythmia) at two weeks versus 29% on
prednisone
•
$100K-$125K/Rx
–
About half of patients receive drug for free
•
FDA approval 10/15/10
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87%
of patients achieved overall response (no spasms and
no hypsarrhythmia) at two weeks versus 29% on
prednisone
•
$100K-$125K/Rx
–
About half of patients receive drug for free
Acthar and IS
*Based on prescriptions written

•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
–
Promotion effort being narrowed as market is maturing
–
Creates selling time for Acthar MS reps to target NS
•
Significant variability in quarterly Rxs
•
Q3-2011 new, paid Rxs within historic range
•
October 2011: new, paid Rxs within
historic range
•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
–
Promotion effort being narrowed as market is maturing
–
Creates selling time for Acthar MS reps to target NS
•
Significant variability in quarterly Rxs
•
Q3-2011 new, paid Rxs within historic range
•
October 2011: new, paid Rxs within
historic range
IS Trends

•
Specialty Sales Force
–
Main focus on MS (time split is ~ 80%/15%/5% on MS/NS/IS)
–
77 representatives, 13 regional managers, one national director
•
Nephrology Sales Force
–
Focus 100% on Nephrotic Syndrome
–
28 representatives, 4 regional managers, one national director
•
Combined Forces will be calling on
–
>4,000 neurologists
–
>3,000 nephrologists
–
About 100 key children’s hospitals
•
Specialty Sales Force
–
Main focus on MS (time split is ~ 80%/15%/5% on MS/NS/IS)
–
77 representatives, 13 regional managers, one national director
•
Nephrology Sales Force
–
Focus 100% on Nephrotic Syndrome
–
28 representatives, 4 regional managers, one national director
•
Combined Forces will be calling on
–
>4,000 neurologists
–
>3,000 nephrologists
–
About 100 key children’s hospitals
Total Acthar Sales Force

Immediate Acthar Growth Opportunities
*Represents estimated net sales market opportunity based on internal company estimates
•
Build on sales
momentum,
good market
headroom
•
Market size-
$500M+*
•
Significantly
expanded
selling effort
to 28 reps
during Q3
•
Market size-
$1B+*
•
Targeted sales
strategy
•
Market size-
$100M*
MS
NS
IS

•
High unmet need
•
Serious health risk if unsuccessfully treated
•
Difficult to treat
•
Multiple on-label indications for Acthar
–
Exacerbations
–
Maintenance therapy
–
Lupus nephritis
•
Large patient population
•
High unmet need
•
Serious health risk if unsuccessfully treated
•
Difficult to treat
•
Multiple on-label indications for Acthar
–
Exacerbations
–
Maintenance therapy
–
Lupus nephritis
•
Large patient population
Systemic Lupus Erythematosus (Lupus)

23 Financials Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive

Q3-2011 Financial Results
Net Sales ($M) Net Sales ($M)
Gross Margin Gross Margin
Operating Income ($M) Operating Income ($M)
Fully Diluted, GAAP EPS Fully Diluted, GAAP EPS
$59.8
$59.8
94% 94%
$33.6 $33.6
$0.35 $0.35
$31.3 $31.3
93% 93%
$16.8 $16.8
$0.18 $0.18
Q3-2011
Q3-2011
Q3-2010
Q3-2010
Record Net Sales (up 91%) and Solid Earnings (EPS up 94%)
Record Net Sales (up 91%) and Solid Earnings (EPS up 94%)
• Third quarter vials shipped: 2,910
• Third quarter cash flow from operations: $32.6M
• Channel inventory estimated to be within historic range
• Medicaid reserves continue to appear adequate
• No shares repurchased

Questcor is Cash Flow Positive
*After return of $78 million of cash to shareholders through share repurchases.
Cash / ST Investments Cash / ST Investments
Accounts Receivable Accounts Receivable
$180M* $180M*
$24M $24M
10/21/11
10/21/11
Debt-free balance sheet
Debt-free balance sheet

26

Share Repurchases: 15 Million Shares
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock
buybacks
•
62.7 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock
buybacks
•
62.7 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
Repurchased shares  significantly improved EPS
Repurchased shares  significantly improved EPS

•
Sustain effort and momentum with MS
•
Expand NS selling effort
•
Maintain and gradually grow IS sales
•
Explore Systemic Lupus Erythematosus (Lupus) as another
vertical market
•
Develop other markets for Acthar
– Acthar is its own pipeline with many other on-label
and many possible other therapeutic uses
– Further define and develop the unique
characteristics of Acthar
•
No business development efforts planned
•
Sustain effort and momentum with MS
•
Expand NS selling effort
•
Maintain and gradually grow IS sales
•
Explore Systemic Lupus Erythematosus (Lupus) as another
vertical market
•
Develop other markets for Acthar
– Acthar is its own pipeline with many other on-label
and many possible other therapeutic uses
– Further define and develop the unique
characteristics of Acthar
•
No business development efforts planned
Go Forward Plan - Sell More Acthar

Investment Highlights
Acthar has sustainable competitive
advantages-without FDA approval risk
Acthar is approved for 19 indications-many
in large markets with sizable unmet need
Sales in MS and NS are growing rapidly,
yet market penetration is low
Developing new vertical market Lupus
High margins provide good operating
leverage
Profitable, cash flow positive, no debt

29 29 NASDAQ: QCOR NASDAQ: QCOR November 2011 November 2011